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                                                                    Exhibit 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Amendment No. 3 to the Registration Statement on Form S-1 of our report dated May 4, 2005, except for Note 17, as to which the date is May 26, 2005 relating to the financial statements of iRobot Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 14, 2005